Annual Shareholder Meeting
March 4, 2008


ACCC Conductor


DEWIND
2 Megawatt D8.2 Wind Turbine

Energy Efficient Conductors

Novel Wind Turbines

Benton H Wilcoxon, Chairman & CEO

Annual Shareholder Meeting
March 4, 2008

This presentation contains forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to our Company. This presentation contains projections, predictions, estimates and other forward-looking information covering such topics as revenue and cash flow expectations, successful and timely development and market acceptance of products. These forward-looking statements are projections and predictions only and rely on assumptions about future events based on current expectations, planned business development efforts, near and long-term objectives, potential new business, strategies, organizational changes, changing markets, marketing efforts, future business performance and outlook. Although management believes that such assumptions are reasonable as of the date hereof, no assurances can be given, however, regarding the attainability of such statements or the reliability of the assumptions on which they are based. Actual events or results may differ materially from those made in any forward-looking statements due to a number of risks and uncertainties, including, without limitation, competition with larger companies, development of and demand for a new technology, our ability to convert quotations and framework agreements into firm orders, cash flow, securing sufficient quantities of essential raw materials, timely delivery by suppliers, ability to produce the turbines and acquire its components, ability to maintain quality control, collection-related and currency risks from international transactions, the successful outcome of joint venture and other negotiations, and our ability to manage growth. Please refer to the Company's most recent annual report and other recent filings with the Securities and Exchange Commission, which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements including those that are found in the Company's Annual Report filed with the SEC on Form 10-K for fiscal year ended September 30, 2007 and subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports filed on Form 8-K that will be included with or prior to the filing of the Company's next Quarterly or Annual Report.

COMPOSITE TECHNOLOGY CORPORATION

Introduction

- CTC organized under two business Units: CTC Cable & DeWind

- CTC Cable - undergoing rapid revenue growth for ACCC products
  - $16 million in revenue in fiscal 2007
  - $11 million in first fiscal 2008 quarter - now profitable
  - ACCC conductor now has 3,000 KM installed over a period of 3.5 years
  - ACCC conductor firm backlog is $15 million with additional contracted minimum deliveries of 6,300 KM (or $40 million)

- DeWind - acquired in mid-2006 for stock with small inventory of turbines
  - Late 2006 2MW D8.2 50 Hz prototype turbine installed in Germany
  - Late 2007 - D8.2 production begun at TECO Westinghouse in Texas
  - D8.2 deliveries to Barrick in Argentina and D8.2 60hz to Sweetwater, Texas
  - DeWind backlog now $140 million, ready to deliver D8.2's from TECO line and finalize orders for 2008 and 2009 delivery

CTC CABLE CORPORATION

Highlights

Foundations in place for growth –

- In excess of 6500 kilometers per year of ACCC core production capacity in place in our ISO 9001-2000 Irvine facility now
- New core production floor to be up within 6 weeks, expands capacity to over 18,000 kilometers per year when fully populated (over $150M of core sale value)
- New international sales efforts taking effect with orders from 3 new countries in place or being finalized
- Acceptance process underway in several countries
- New U.S. efforts to increase energy efficiency message having an effect
- ACCC conductor now stranded in 4 locations in the world
- Supply chain reinforced with additional qualified vendors
- Strong management team that is recruiting additional talent
- Installation engineering team in place
- Third party warranty in place

CTC CABLE CORPORATION

ACCC Conductor



- More energy efficient
- Greater conductivity
- Greater power capacity
- Same diameter
- Same weight
- Insignificant sag
- Stronger
- Patented

- Reduce generation costs and carbon emissions
- Increase capacity without tower or right-of-way modifications
- Reduce the capital and life cycle costs of new corridors

CTC CABLE CORPORATION

ISO 9001:2000 Manufacturing





CTC Conductor Comparison Program V-7

US Units

Convert Units for Entire Program by Clicking on Button

Convert Units: US -> Metric

Note: User Defined Variables Appear In Yellow Boxes

		Base Conductor	# 1	# 2
Type:		ACCC/TW	ACSR	ACSS
Code Name:		DRAKE	DRAKE	DRAKE
Aluminum Area (kcmil):		1020.0	795.0	795.0
Diameter (in.):		1.108	1.108	1.107
Rated Strength (lbf):		41,100	31,500	25,900
Weight (lb per kft):		1,046	1,093	1,093
AC Resistance at 25C (ohms/kft):		0.01720	0.02220	0.02150
AC Resistance at 75C (ohms/kft):		0.02060	0.02660	0.02580
Circuits / Conductors Per Bundle:		1	1	1
Ampacity at Temperatures:	60	853	751	762
(Degrees C)	75	1038	913	927
	100	1271	1118	1135
	140	1545	1360	1379
Net Power (MW):	60	331	290	295
(Degrees C)	75	399	350	355
	100	483	423	429
Note: RED TEXT Exceeds Conductor Thermal Rating	140	578	504	512
Maximum Apparent Gross Power (MVA) at Amps:	1,045	416	416	416
Line Losses (MVA):		14	19	19
Net Power (MVA):		402	397	398
Steady-State Conductor Temperature (C):		76	90	88
Voltage Drop (%):		3.23%	3.23%	3.23%
Net Power Per Month (MWh):		289,442	285,810	286,303
Losses Per Month (MWh):		10,284	13,916	13,423
Difference in Losses Per Year Over Base Condutor (%):		---	-35%	-31%
Difference in Losses Over Base Conductor (MWh):		---	43,584	37,673
Value of Losses / Year ($):		$7,404,525	$10,019,557	$9,664,916
Value of Losses Per Year Over Base Condutor ($):	$0.06	---	-$2,615,033	-$2,260,391
SAG & TENSION COMPARISON: Percent of RTS (at initial):		16	20	24
Associated Tension at Tower (lbf):		6,576.00	6,300.00	6,216.00
Associated Sag at Conductor Temp. (C):	110	22.70	31.52	29.30
Associated Sag at Amps (A):	1,045	22.48	30.46	28.11
Ice Load Sag (ft) at Radial Ice Thickness (in) of:	1.0	26.42	27.98	28.18
Associated Ice Load Tension at Tower (lbf):		17,379	16,620	16,497
Percent of RTS (%):		42.3%	52.8%	63.7%
Sag at Maximum Conductor Operating Temperature (ft):		23.26	30.98	34.10
Maximum Span @ Maximum Allowable Sag (ft):	30.0	1136	1000	1000
Maximum Ampacity at Maximum Allowable Sag (A):		1856	991	1282
Ampacity Improvement Over Base Conductor (%):		---	-46.6%	-30.9%
Reserve Capacity Over Base Conductor (MWh / Year):		---	-2,612,379	-1,719,593

Conditions and Assumptions:

25	Amb. Temp. (°C)	Industrial	Atmosphere
40.00	Line Length (mi.)	230	Voltage (kV)
2.00	Wind (ft/sec)	90	Wind Angle (deg.)
1,000	Elevation (ft)	38	Latitude (S Negative)
June	Month	10	Day of Month
11	Time (24 hr)	90	Azimuth (NS=0,EW=90)
0.5	Absorptivity	0.5	Emissivity

Average Power Demand Calculation (AMPS):

850	Base	20%	Base
1,000	Intermediate	50%	Intermediate
1,250	Peak	30%	Peak
1,045	Average	100%	Total Percentage

Voltage Drop Parameters

14.0	Phase Spacing (ft)	Vertical	Line Configuration
60	Frequency (hz)	8.0	Bundle Spacing (in)
0.95	Power Factor	30.0	Ground Clearance (ft)

Net Power (MVA) Comparison at: 1,045 Amps



Net Power
450
400
350
300
250
200
150
100
50
0
Base
1
2
3
Conductor #

Sag and Tension (at initial condition):

15	Ref. Temp (°C)	1,000	Ruling Span (ft)
0	Ice Temp (°C)	30.0	Max Allowable Sag (ft)

Maximum Ampacity at Maximum Allowable Sag:



Max Ampacity
2000
1800
1600
1400
1200
1000
800
600
400
Base
1
2
3
Conductor #

CTC Conductor Comparison Program V-7 | US Units

Note: User Defined Variables In Yellow Boxes

		Base Conductor	# 1	# 2	
Type:		ACCC/TW	ACSR	ACSS	
Code Name:		DRAKE	DRAKE	DRAKE	
Conductors Per Bundle:		1	1	1	
% RTS @ Initial (Reference) Temperature (Each Conductor) (%):		16	20.3	25	
Associated Tension at Tower (lbf):		6,576.0	6,394.5	6,475.0	
Initial Sag at Reference Temperature (C):	15	19.88	21.37	21.10	
Core Initial Tension (lbf):		5531	3567	5212	
Sag at Desired Temperatures (C):	75	22.30	28.73	26.44	Sag (ft)
		1038	913	927	Ampacity (A)
		1160	1022	1065	Max Span (ft)
	100	22.45	30.62	27.82	Sag (ft)
		1271	1118	1135	Ampacity (A)
		1156	990	1038	Max Span (ft)
	125	22.61	31.97	29.20	Sag (ft)
		1452	1277	1296	Ampacity (A)
		1152	969	1014	Max Span (ft)
	150	22.77	33.29	30.56	Sag (ft)
		1603	1411	1431	Ampacity (A)
		1148	949	991	Max Span (ft)
	200	23.08	35.87	33.23	Sag (ft)
		1856	1633	1655	Ampacity (A)
		1140	915	950	Max Span (ft)
Ice Load Sag (Each Conductor) (ft):		23.14	24.52	24.30	
Associated Tension at Tower (lbf):		5,650	5,573	5,622	
% RTS (Each Conductor):		13.7%	17.7%	21.7%	

Conditions and Assumptions:	
25	Ambient Temp. (°C)
2.00	Wind Speed (ft/sec.)
1000	Span Length (ft)
65.0	Structure Height (ft)
30.0	Allowable Sag (ft)

Ampacity values are based on environmental conditions and assumptions chosen in the Comparison Worksheet

Ice Load Sag	
0	Ice Load Temperature (C)
1.00	Radial Ice Thickness (in.)

Feet: Compare Base Conductor with ACSR-DRAKE at 100 °C



Tower Height
Span Length
Base-ACCC/TW-DRAKE
ACSR-DRAKE
Allowable Sag

Feet: Sag as a Function of Temperature



Sag
Temperature (C)
ACCC/TW-DRAKE
ACSR-DRAKE
ACSS-DRAKE

CTC CABLE CORPORATION

International Sales and Marketing

International opportunities represent 90% of the total market:

- Now in 2nd year of agreement with Jiangsu - 900 km per quarter this year
- Growth penetration has been primarily in only 4 of China's 29 provinces
- New markets opened in Eastern Europe and Chile and expect to see more before the end of 2008
- Type Certification commencing with decision making regulatory bodies in new areas: UK, Middle East, France, India, Indonesia, Mexico and Brazil
- Focus on areas where transmission bottlenecks limit economic expansion or environmental factors restrict new corridors
- ACCC conductor distribution agreements & ACCC core aluminum stranding license relationships provide local product content and a local sales force.

CTC CABLE CORPORATION

US Sales and Marketing

US opportunities represent 10% of the total market:

- Repositioning ACCC product for mainstream acceptance in new and upgrade line opportunities – now being specified in RFQ and RFP requests
- Emphasis on new economic efficiency message:
  - Improved transmission efficiency due to lower line losses
  - Reduced capital cost and construction time due to reduction in tower costs for greenfield or lower modifications for replacement projects
  - Reduced carbon footprint due to increased power delivery efficiency
  - Revising marketing collateral materials to communicate new messages and target decision making audiences (customer senior executives and regulators)
- Restructuring sales efforts under Tom Smith:
  - Building regionally focused direct sales force to create market pull
  - Recruiting senior electric transmission engineering expert to enhance technical capability, credibility and communications with domestic and international customers
  - Enhancing application engineering group to support US and International sales

CTC CABLE CORPORATION

Progress

- Revised Sales & Marketing – Efficiency message developed
  - Measured almost 33% greater efficiency ACCC conductor vs. ACSR
- Expanded sales and marketing:
  - Tom Smith hired as Chief Strategy and Business Development Officer in Nov.
  - Adding new sales resources
- Supply Chain improvements/supply redundancy
  - 20x increase in carbon supply from 2006 to 2008 projected due to increased demand and qualification of second carbon supply
  - Redundant suppliers of all ACCC product components
  - Qualification of 3 stranding relationships: Lamifil, Midal, Jiangsu Far East
- Regulatory and quality efforts continue:
  - Type Certification underway in Brazil, Indonesia, Mexico, India, Middle East, Poland, France, and UK Commonwealth
  - ISO 9001:2000 re-certification for our Irvine ACCC core facility
- Cable Warranties
  - Previously available only through General Cable but is now being expanded to all stranding partners.
  - No warranty claims to date for any installation - first installation in 2005.

DEWIND



D8.2 turbine installed in Sweetwater, Texas

DEWIND

History

- Founded 1996 in Germany, 575 turbines installed, principally in Europe
  - 1.25 megawatt D6 model, 246 turbines representing over 11 million hours
  - 2.0 megawatt D8 model, 52 turbines representing over 2 million hours
- First 2.0 megawatt D8.2 turbine operating at Germany since Jan 07
- First 60Hz version tested at NREL in Dec 07; now installed at Sweetwater, Texas in 2008
- Serial production of the D8.2 has begun at TECO Westinghouse in Texas


1.25 MW - D6


2.0 MW - D8


DEWIND
2.0 MW - D8.2

DEWIND

Highlights

Executing on Growth Strategy:

- Orders:
  - Backlog of orders now $140 million, mostly for D8 turbines
  - Deposit received on significant order that is still being finalized
  - Negotiations in progress with major developers for turbine supply agreements
  - Reviewing structure for ownership of wind farms using our turbines with available partly developed wind farm sites
- Production & Supply Chain:
  - Production line established for up to 400 D8.2 turbines per year
  - D8.2 components sourced for delivery of 80 turbines this year and 360 for 2009
  - WinDrive® has just completed stress test that equates to 175,000 hours operation, with no problems upon detailed examination
- Operations:
  - Strong management team with years of experience with turbine manufacturers, development of improved models, and wind farm operation.
  - Operations and Maintenance team being built in U.S., based upon experience with our European team.
  - European 50 hz prototype continues excellent operation with one year report
  - 60 hz prototype successfully tested at NREL then installed at a site in Sweetwater, Texas

The D8.2 Advantage

- D8.2 – Only turbine to use optimized Voith WinDrive®
- Based on proven D8 turbine model platform
- Converts variable wind speeds to a constant speed output to drive a synchronous generator at high voltage – 13.8 kV directly to the grid
- Eliminates power conversion electronics (problematic reliability)
- Eliminates step-up transformer and additional power conditioning units to meet grid codes
- 55 years of Voith experience with reliable variable speed drive technology


Synchronous Generator
with High Voltage Output
Voith WinDrive®

DEWIND

Turbine Production

- Strategic relationship with TECO Westinghouse Motor Company
- Assembly now set up at TECO Westinghouse fully ISO certified facility
- Initial assembly capacity to be 400 turbines per year
  - Relationships with suppliers to assure availability of components
  - Procurement system in place from both DeWind and TECO
- Plan to transition to TECO assuming full material procurement role
- DeWind and TECO actively developing new sources of components outside Europe


DEWIND



DEWIND

TECO Assembly Layout






1
2
3
4
5
6

DEWIND

Turbine Assembly









Argentina Installation



DEWIND

Texas Installation







- D8.2 60Hz turbine erected in Sweetwater Texas
- Commissioning complete, testing grid synchronization
- Turbine will be transferred to Texas State Technical College

Capital Structure

- Shares Issued: 226 million
- Float: Approximately 158 million shares
- Market Cap: Approximately $314 million (at Feb 15, 2008)
- Fully diluted: Approximately 284 million shares
- The 58 million share difference is from:
  - 10.1 million if $10.4M of 8% convertible debt due 2010 converts
  - 29.3 million warrants, if exercised for $38.4M cash proceeds
  - 18.6M options, if exercised for $26.9M cash proceeds
- Operates through the two subsidiaries, DeWind Inc. and CTC Cable Corporation

COMPOSITE TECHNOLOGY CORPORATION

Progress Overview

500% year over year growth in orders and revenues



Product Revenues
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
2005
2006*
2007*
Dec Qtr
2008 Visibility

First Fiscal Quarter Results for 2008 yr (Qtr. ending December 31, 2007)

- Cable segment: $11.0 million revenues at 38% margin – $2.5 MM EBITDAS
- Turbine segment: $6.6 million in turbine product revenue
- Current Hard Order Book = $155 million
- Minimum 2008 cable orders of 2,700 KM under Jiangsu contract
- Wind order book includes new $90 million 40 unit turbine order (no towers)
- Equivalent turbine price point of ~ $2.7 million per unit

*Excludes turbine service revenues of $3.5 million from 2006 and $7.1 million from 2007 figures

Cash and Working Capital Strategy

Cable

- December, 2007 quarter saw over $2 million in positive cash flows
- Inventory turns, vendor relationships and credit terms are improving which also helps with cash flows
- CTC Cable intends to finance any increased working capital needs through a credit facility and to finance expansion of an additional 8-10 ACCC core production lines through capital lease financing
- Key is expanding International and U.S. sales.

Wind

- Current sales backlog of $140 million includes advance payments
  - Contract with $90million Czech customer calls for 45% of $36 million bank guarantee paid by June, 2008 = $16.2 million
  - Incoming cash being received for the $50million balance of backlog.
- Wind capital strategy is dependent on the deal structure of current and future turbine purchasers. Options may include term or revolver debt or a strategic partner.
- Key is convincing our customer's financiers that DeWind will be in a position to take care of any warranty issues and will deliver per agreements.

Warranty Issues

Legacy European warranty exposure decreased from 3,600 "MegaWatt months[(1)]" to 1,600 (55% decrease) from December, 2006 to 2007 and decreases to 600 MWm by 2008 (73% decrease).

- Of the 600 Megawatt months, approximately 400 are for 10 D8 units extended at the the customer's contract option in August, 2007
- Historically, DeWind provided 5 to 7 year warranties.
- Old warranty issues compounded by lack of requirement to have a valid O&M contract.

New turbine sales provide for up to 2 year warranty with an option to purchase an extended warranty for 3 additional years.

- All new warranties require a paid O&M service contract or the warranty is void.
- Turbines sold to remote or risky locations are sold without warranties.
- All major sub-components are warranted by the vendors for at least 3 years.

D8 turbine and components:

- No serial defect issues for the D8 turbine
- Voith WinDrive torque converter micro-wear testing conducted indicate no wear patterns - test conclusion is that unit should operate in excess of 20 years without failure.
- Voith's similar technology Vorecon units have a mean time between failure in excess of 30 years.

(1) "MegaWatt month" = number of turbine months remaining in warranty multiplied by the number of Megawatts per turbine.

Corporate Governance

- Positioning the Company for a larger exchange:
- Working to resolve remaining Sarbanes Oxley issues:
  - Announced new Independent Director in October, 2007 - John Mitola
  - Currently searching for another Independent Director
- Conference Calls for Shareholders and Analysts
  - Began conference calls in December, 2007 after 10-K release to provide more insight into the company's results, plans, and guidance.
  - Continued conference calls in February for the first quarter of 2008
- Increased analyst coverage during 2007 - provides greater company awareness and broadens shareholder base
- Continue to maintain "Shelf Registration" eligibility through strict compliance to SEC requirements

Summary

- **Well Positioned in Large Markets**
  - Transmission infrastructure build-out upgrade cycle worldwide
  - Renewable energy growth and limited turbine availability worldwide
- **Technology Advantage**
  - Patents issued for ACCC cable
  - Exclusive use of Voith WinDrive®
- **Strategic Alliances**
  - ACCC conductor stranding agreements
  - Turbine assembly at TECO-Westinghouse





Composite Technology Corporation

Clean and Efficient Energy Technologies







Composite Technology Corporation
2026 McGaw Avenue
Irvine, California 92614 USA

T 949.428.8500
F 949.428.8515

www.compositetechcorp.com